Exhibit 10.11.6

CHASE CORPORATION

2005 INCENTIVE PLAN

Stock Option Agreement

Chase Corporation (the “Company”) hereby grants to you (the “Optionee”) the following option (the “Option”) to purchase Common Stock of the Company:

Name of Optionee:

Total Number of Shares Subject to this Option:

Type of Option:

Exercise Price per Share:

Grant Date:

Vesting Schedule:

Vesting Commencement Date:

Number of Vested Shares on Grant Date:

Vesting Period:

Number of Shares Vesting at end of each Vesting Period:

Expiration Date:

By your signature and the signature of the Company’s representative below, you and the Company agree that this Option is granted under and governed by the terms of the Chase Corporation 2005 Incentive Plan (the “Plan”) and this Stock Option Agreement (this “Agreement”), which includes the incorporated terms and conditions attached to and made a part of this Agreement.  This Agreement is an Award Agreement issued under the Plan.

OPTIONEE	CHASE CORPORATION

Print Name	By:
Address:	Print Name:
Title:

CHASE CORPORATION

Stock Option Agreement
under the 2005 Incentive Plan

Incorporated Terms and Conditions

1.             Grant of Option. On the terms and conditions set forth in this Agreement, the Company grants to the Optionee on the Grant Date this Option to purchase at the exercise price per share set forth on the Signature Page of this Agreement the number of shares of the Company’s Common Stock set forth on said Signature Page.  This Option is granted pursuant to and is governed by Plan, the terms of which are incorporated into this Agreement by this reference.  To the extent there is any inconsistency between the terms of the Plan and this Agreement, the terms of the Plan shall control.  Unless the context otherwise requires, capitalized terms used herein without definitions shall have the respective meanings assigned to them in the Plan.  By signing this Agreement, the Optionee acknowledges receipt of a copy of the Plan.

2.             Type of Option.  This Option is intended to qualify either as an ISO or an NQO, as set forth on the Signature Page of this Agreement.  If this Option is intended to qualify as an ISO, it is agreed that the Exercise Price is at least 100% of the Fair Market Value per Share on the Grant Date (110% of Fair Market Value if Section 7.2 of the Plan applies).

3.             Exercisability Schedule.  The Optionee may exercise this Option for such number of Shares as have become exercisable pursuant to the vesting schedule set forth on the Signature Page of this Agreement.

4.             Exercise of Option. Prior to the Expiration Date (or such earlier date as set forth in Section 5 below), the Optionee may exercise this Option by delivering a Notice of Stock Option Exercise in the form attached hereto as Exhibit A (the “Notice”), signed by the Participant, and received by the Company at its principal office, accompanied by this Agreement and payment in full in the manner provided in the Plan.  The Participant may purchase less than the number of shares covered hereby, provided that no partial exercise of this option may be for any fractional share or for fewer than ten (10) whole shares.  The Optionee (or any other person entitled to exercise this Option) shall not be entitled to any rights as a shareholder of the Company with respect to any Shares issuable upon exercise of this Option until such Shares shall have been registered on the stock transfer books of the Company in the name of the Optionee (or such other person).

5.             Exercise of Option After Termination of Employment.

(a)           Termination of service.  Except as otherwise determined by the Board, or as may otherwise be expressly provided in any employment agreement between the Company and the Optionee, upon the termination of the service of the Optionee to the Company (or to an affiliate), this Option shall expire on the earliest of the following occasions:

(i)            the date that is [   ] after the voluntary termination of the Optionee’s service or the termination of the Optionee’s service by the Company (or by an affiliate) other than for cause;

(ii)           the date of the termination of the Optionee’s service by the Company (or by an Affiliate) for cause;

(iii)          the date [one year] after the termination of the Optionee’s service by reason of Disability or death;

(v)           the specified expiration date of the Option, as set forth on the Signature Page.

Any portion of this Option that is not exercisable on the date of termination of the Optionee’s service with the Company, for any reason, shall terminate immediately and be null and void and of no further force and effect.

6.             Notice of Premature Disposition.  If this Option is intended to qualify as an ISO, as provided on the Signature Page of this Agreement, then if, within (2) two years from the Grant Date or within one (1) year after the issuance of Shares to the Optionee upon exercise of this Option, the Optionee makes a disposition (as defined in Section 424(c) of the Code) of any Shares, the Optionee shall notify the Treasurer of the Company within ten (10) days after such disposition.

7.             Restrictions on Transfer.  The Optionee shall not sell, assign, transfer, pledge, hypothecate or otherwise dispose of, by operation of law or otherwise except by will or the laws of descent and distribution, and during the lifetime of the Participant, this Option shall be exercisable only by the Participant.

8.             Withholding.  No Shares shall be issued pursuant to the exercise of this Option unless and until the Participant pays to the Company or makes provision satisfactory to the Company for payment of any federal, state or local withholding taxes required by law to be withheld in respect of this Option.

9.             Amendment. The Board may at any time or times amend the Plan or this Agreement for the purpose of satisfying the requirements of any changes in applicable laws or regulations or for any other purpose which at the time may be permitted by law.  No termination, amendment of the Plan or amendment of this Agreement shall, without the Optionee’s consent, materially adversely affect the Optionee’s rights under this Agreement.

10.           Notices.  All notices, requests, consents and other communications shall be in writing and be deemed given when delivered personally, by telex or facsimile transmission or when received if mailed by first class registered or certified mail, postage prepaid.  Notices to the Company or the Optionee shall be addressed as set forth underneath their signatures below, or to such other address or addresses as may have been furnished by such party in writing to the other.

11.           Governing Law.  This Agreement shall be governed by and construed in accordance with the laws of the Commonwealth of Massachusetts without regard to conflict of law principles.

12.           Counterparts.  For the convenience of the parties and to facilitate execution, this Agreement may be executed in two or more counterparts, each of which shall be deemed an original, but all of which shall constitute one and the same document.

Exhibit A

NOTICE OF STOCK OPTION EXERCISE

[DATE]

[   ]

[INSERT ADDRESS]

Attention:  Treasurer

Dear Sir or Madam

Pursuant to the terms of the stock option agreement between myself and Chase Corporation (the “Company”) dated                  (the “Agreement”), under the Company’s 2005 Incentive Plan, I, [Insert Name]                                    , hereby [Circle One] partially/fully exercise such Option by including herein payment in the amount of $                     representing the purchase price for [Fill in number of Underlying Shares]                 Shares.  I have chosen the following form(s) of payment:

[ ]	1.	Cash
[ ]	2.	Certified or bank check payable to [ ]
[ ]	3.	Other (as described in the Plan (please describe))
		.

In connection with my exercise of the Option as set forth above, I hereby represent and warrant to the Company as follows:

(i)            I am purchasing the Shares for my own account for investment only, and not with a view to, or for sale in connection with, any distribution of the Shares in violation of the Securities Act, or any rule or regulation under the Securities Act.

(ii)           I have had such an opportunity as I have deemed adequate to obtain from the Company such information as is necessary to permit me to evaluate the merits and risks of my investment in the Company and have consulted with my own advisers with respect to my investment in the Company.

(iii)          I have sufficient experience in business, financial and investment matters to be able to evaluate the risks involved in the purchase of the Shares and to make an informed investment decision with respect to such purchase.

(iv)          I can afford a complete loss of the value of the Shares and am able to bear the economic risk of holding such Option Shares for an indefinite period of time.

(v)           I understand that the Shares have not be registered under the Securities Act (it being understood that the Shares are being issued and sold in reliance on the exemption provided in Rule 701 thereunder) or any applicable state securities or “blue sky” laws and may not be sold or otherwise transferred or disposed of in the absence of an effective registration statement under the Securities Act of 1933 and under any applicable state securities or “blue sky” laws (or exemptions from the registration requirements thereof).  I further acknowledge that certificates representing Shares will bear restrictive legends reflecting the foregoing.

(vi)          I understand and agree that the Shares when issued will continue to be subject to the Plan.

Sincerely yours,

Name

Address: